UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 4, 2013

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Management Incentive Plan.

Effective February 4, 2013, the Nominating and Compensation Committee of the Board of Directors of Lionbridge approved the 2013 Management Incentive Plan for Executive Officers. Pursuant to the terms of this Plan, certain officers of Lionbridge are eligible to receive a cash bonus, calculated on a specified percent of their respective 2013 base salary.

The Chief Executive Officer and Chief Financial Officer are eligible to receive a cash bonus upon achievement of each of the following three equally weighted performance metrics:

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2013 (1/3);
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2013 (1/3); and
• Achievement of identified personal objectives (1/3).

The following executive officers, each of whom has responsibility for particular product lines or functions, are eligible to receive a cash bonus upon achievement of the four performance metrics as follows:

Senior Vice President and Chief Sales Officer:

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2013 (50%);
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2013(20%);
• Achievement of identified personal objectives related to the overall Corporate sales function and operations (10%); and
• Achievement of identified performance objectives related to revenue growth in the GLT product line (20%).

Senior Vice President, Globalization, Localization and Translation ("GLT"):

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2013 (30%);
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2013; (30%);
• Achievement of identified personal objectives related to the GLT product line and corporate-wide as described below (20%); and
• Achievement of identified performance objectives related to revenue growth in the GLT product line from designated customers (20%).

Senior Vice President, Global Development and Testing ("GDT") and Enterprise Crowdsourcing ("ECS"):

• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2013 (30%)
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2013; (30%);
• Achievement of identified personal objectives related to the GDT and ECS product lines and corporate-wide as described below (20%); and
• Achievement of identified performance objectives related to revenue growth in the GDT and ECS product lines (20%).

Senior Vice President and Chief Marketing Officer:
• Achievement of Lionbridge internal revenue targets for the year ending December 31, 2013 (30%)
• Achievement of Lionbridge internal profitability metrics for the year ending December 31, 2013 (30%);
• Achievement of identified personal objectives related to the overall Corporate marketing function and operations (20%); and
• Achievement of identified performance objectives related to revenue and profitability from Global Marketing Operations (20%).

Personal Objectives for Executive Officers: The defined Personal Objectives for each Executive Officer are as follows:
• Chief Executive Officer: Implementation of organizational design changes to align with strategic direction and market opportunities; overall responsibility for achievement of internal revenue and profitability targets; acceleration of deployment of commercial technology and enterprise crowdsourcing offerings and cross product line opportunities; and execution of the Company's long-term strategies to improve shareholder value.
• Chief Financial Officer: Implementation of new financial systems, processes and structures to align with strategic and business priorities and enhance operational efficiencies; provide support to all areas of the business using historical financial data and analytics from market data; and rationalization of real estate portfolio and all other capital leases.
• Senior Vice President and Chief Sales Officer: Achievement of revenue growth, particularly in certain identified markets, industries, geographies and offerings new customer acquisition; recruitment and retention of sales resources with skills, experience and talent aligned with the Corporation’s strategic and business priorities; enhanced sales training and sales metrics; development, enhancement and execution of cross-product line sales strategies; and design and management of an efficient and effective sales incentive compensation program.
• Senior Vice President, and General Manager of GLT: Continued evaluation and improvement of organizational structure and delivery platforms within product lines to maximize operational efficiencies and innovation; improvements in customer satisfaction, business process improvements, cost and expense efficiencies; development and assessment of complementary strategic offerings; accelerated use and adoption of new platforms and technology and achievement of internal product line revenue and profitability targets; revenue achievement of assigned global accounts across all product lines.
• Senior Vice President and General Manager of GDT and ECS: Achievement of internal product line revenue and profitability targets; refinement of product offerings and operational capabilities; alignment of organizational design and personnel with operational goals; evaluation and improvement of organizational structure and delivery platforms; acceleration of cloud-based worker offerings; improvements in customer satisfaction, business process improvements, cost and expense efficiencies.
• Senior Vice President and Chief Marketing Officer: Development and deployment of all marketing support functions for all product lines and development of new product offering strategies that contribute to the Corporation’s profitability and revenue objectives; revenue and customer acceptance of global web operations and global marketing operations solutions; development and deployment of internal marketing operations to support the sales organizations of each product line and vertical and contribute to the Corporation’s overall profitability and revenue objectives.

The form of MIP Agreement is attached as Exhibit 10.1 to this Form 8-K and the description of such terms contained in such MIP Agreement are incorporated by reference herein.

Base Salary Adjustments
Effective February 4, 2013, the Nominating and Compensation Committee of the Board of Directors of Lionbridge Technologies, Inc. ("Lionbridge") increased the annual base salary of the following Executive Officers:

CEO, Rory Cowan, from $660,000 to $720,000
Senior Vice President, GLT, Henri Broekmate, from $300,000 to $315,000
Senior Vice President, GDT and ECS, Martha Crow, from $280,000 to $300,000
Senior Vice President and Chief Sales Officer, Paula Shannon, from $300,000 to $310,000
Senior Vice President and Chief Marketing Officer Marc Osofsky, from $275,000 to $290,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

February 8, 2013	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: SVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Form of MIP Agreement